                                                                    Exhibit 99.1

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-7

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[287,788,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-7

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                               OCTOBER [25], 2006

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-7

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                   SCENARIO             1                 2                 3
                                               ---------------   ---------------   ---------------   ---------------
                                                    SPEED
                                                    Rates
                                                 Cleanup Call
                                                 Default P&I
                                                   Advance          Base Slow
                                                   Default           Fwd+200          Base Fast         Ramp Slow
                                                   Severity        To Maturity          Static           Fwd+200
                                                   Default         100% Advance      100% Advance      To Maturity
                                                 Recovery Lag          0.45              0.45          100% Advance
                                               Default Balance      12 months         12 months            0.45
                                               CPR = CDR + CRR   Current Balance   Current Balance      12 months
                                                  CPR = CRR         CPR = CRR         CPR = CRR      Current Balance
                                 CPR = CRR       PSA standard      PSA standard      PSA standard       CPR = CRR
--------------------------------------------   ---------------   ---------------   ---------------   ---------------
                     INITIAL   SUBORDINATION
          RATINGS      BOND     *INCLUDES OC
CLASS    SP/MOODYS     SIZE        TARGET
-----   ----------   -------   -------------
A       AAA/AAA       76.95        23.05

M1      AA+/AA1        3.85        19.20         CDR
                                                 CummLosses

M2      AA+ /AA2       3.50        15.70         CDR                      14.61             20.59             17.45
                                                 WAL                      14.81              8.58             13.45
                                                 Mod Duration              8.58              6.64              8.13
                                                 CummLosses      176,525,355.21    145,309,355.80    163,661,816.86
                                                                         (25.76%)          (21.20%)          (23.88%)
M3      AA+ /AA3       2.10        13.60         CDR
                                                 CummLosses

M4      AA /A1         1.80        11.80         CDR                      11.83             16.03             13.79
                                                 WAL                      19.03             11.26             18.28
                                                 Mod Duration              9.87              8.18              9.67
                                                 CummLosses      157,877,061.07    123,311,331.04    146,163,461.73
                                                                         (23.04%)          (17.99%)          (21.33%)
M5      AA- /A2        1.80        10.00         CDR
                                                 CummLosses

M6      A+ /A3         1.70         8.30         CDR
                                                 CummLosses

B1      A /BAA1        1.60         6.70         CDR
                                                 CummLosses

B2      A- /BAA2       1.50         5.20         CDR
                                                 CummLosses

B3      BBB+ /BAA3     1.00         4.20         CDR
                                                 CummLosses

                                    4.20

OC                     4.20         4.20                                     --                --                --

                                                   SCENARIO              4                  5                 6
                                               ---------------   -----------------   ---------------   ---------------
                                                    SPEED
                                                    Rates
                                                 Cleanup Call
                                                 Default P&I
                                                   Advance                                  #5                #6
                                                   Default       Ramp Curve Invert         Fwd               Fwd
                                                   Severity           Fwd+200          To Maturity       To Maturity
                                                   Default          To Maturity           100%              100%
                                                 Recovery Lag       100% Advance        Advance            Advance
                                               Default Balance          0.45               0.45             0.45
                                               CPR = CDR + CRR       12 months         12 months          12 months
                                                  CPR = CRR       Current Balance    Current Balance   Current Balance
                                 CPR = CRR       PSA standard        CPR = CRR         CPR = CRR          CPR = CRR
--------------------------------------------   ---------------   -----------------   ---------------   ---------------
                     INITIAL   SUBORDINATION
          RATINGS      BOND     *INCLUDES OC
CLASS    SP/MOODYS     SIZE        TARGET
-----   ----------   -------   -------------
A       AAA/AAA       76.95        23.05

M1      AA+/AA1        3.85        19.20         CDR
                                                 CummLosses

M2      AA+ /AA2       3.50        15.70         CDR                       13.94
                                                 WAL                       14.50               8.80              8.06
                                                 Mod Duration               8.40               6.87              6.42
                                                 CummLosses       154,590,202.96      83,159,197.29     97,831,276.59
                                                                          (22.56%)           (12.13%)          (14.27%)
M3      AA+ /AA3       2.10        13.60         CDR
                                                 CummLosses

M4      AA /A1         1.80        11.80         CDR                       10.61
                                                 WAL                       20.94              10.45              9.53
                                                 Mod Duration              10.25               7.84              7.32
                                                 CummLosses       131,869,152.51      83,159,197.29     97,831,276.59
                                                                          (19.24%)           (12.13%)          (14.27%)
M5      AA- /A2        1.80        10.00         CDR
                                                 CummLosses

M6      A+ /A3         1.70         8.30         CDR
                                                 CummLosses

B1      A /BAA1        1.60         6.70         CDR
                                                 CummLosses

B2      A- /BAA2       1.50         5.20         CDR
                                                 CummLosses

B3      BBB+ /BAA3     1.00         4.20         CDR
                                                 CummLosses

                                    4.20

OC                     4.20         4.20